UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 21, 2003

                            SILICON LABORATORIES INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                         000-29823                 74-2793174
(State or Other Jurisdiction       (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)



                       4635 Boston Lane, Austin, TX 78735
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 416-8500

                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 7. FINANCIAL  STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS


(c) Exhibits.


99 Press Release of Silicon Laboratories Inc. dated July 21, 2003 entitled "Silicon Laboratories Reports Record Financial Results." Also see Item 12 below.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On July 21, 2003, Silicon Laboratories Inc. issued a press release describing its results of operations for its fiscal quarter ended June 28, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

                      Use of Non-GAAP Financial Information

         From time to time, Silicon Laboratories provides certain non-GAAP financial measures as additional information relating to its operating results. The non-GAAP financial measurements provided in the press release furnished herewith do not replace the presentation of Silicon Laboratories' GAAP financial results. These additional measurements merely provide supplemental information to assist investors in analyzing Silicon Laboratories' financial position and results of operations; however, these measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Silicon Laboratories has chosen to provide this information to investors because it believes that such supplemental information enables them to perform meaningful comparisons of past, present and future operating results, and as a means to highlight the results of core ongoing operations.

         Pursuant to the requirements of Regulation G, we have provided in the press release furnished with this report a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Silicon Laboratories, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Silicon  Laboratories Inc.,
                                            a Delaware corporation

Dated:    July 21, 2003               By:   /s/    John W. McGovern
                                            ------------------------------------
                                            John W. McGovern
                                            VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER
                                            (PRINCIPAL ACCOUNTING OFFICER)



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EXHIBIT  INDEX


Exhibit    No.              Description
-------------------------   ------------------------------------------------

           99               Press release dated July 21, 2003 of the Registrant



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